                                  EXHIBIT 99.2



       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                          2002 (18 U.S.C. SECTION 1350)


        In connection with the accompanying Annual Report of QUALCOMM Incorporated (the "Company") on Form 10-K for the fiscal year ended September 29, 2002 (the "Report"), I, William E. Keitel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 26, 2002

 /s/ William E. Keitel
-------------------------------------
William E. Keitel,
Chief Financial Officer